A Specialty Pharmaceutical Company NASDAQ: ANIP GENERIC AND BRANDED PRESCRIPTION DRUG PRODUCTS Corporate Presentation June 2019

Forward - Looking Statements To the extent any statements made in this presentation deal with information that is not historical, these are forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about price increases, the Company’s future operations, products, financial position, operating results and prospects, the Company’s pipeline or potential markets therefore, statements regarding the Company’s use of proceeds of the Company’s credit facility in the manner currently anticipated, including the refinancing of the Convertible Notes, and other statements that are not historical in nature, particularly those that utilize terminology such as “anticipates,” “will,” “expects,” “plans,” “potential,” “future,” “believes,” “intends,” “continue,” other words of similar meaning, derivations of such words and the use of future dates. Uncertainties and risks may cause the Company’s actual results to be materially different than those expressed in or implied by such forward - looking statements. Uncertainties and risks include, but are not limited to, the Company’s ability to meet its outstanding debt obligations; levels of indebtedness and restrictions on the Company’s operations and activities imposed by the agreements governing the Company’s outstanding indebtedness; the Company’s sources of liquidity; changes in market conditions, including market factors affecting the price of debt and equity securities; the existence of alternative uses for the Company’s cash; the risk that the Company may face with respect to importing raw materials; increased competition; acquisitions; contract manufacturing arrangements; delays or failure in obtaining product approval from the U.S. Food and Drug Administration; general business and economic conditions; market trends; products development; regulatory and other approvals and marketing. More detailed information on these and additional factors that could affect the Company’s actual results are described in the Company’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10 - K and quarterly reports on Form 10 - Q, as well as its proxy statement. All forward - looking statements in this presentation speak only as of the date of this presentation and are based on the Company’s current beliefs, assumptions, and expectations. The Company undertakes no obligation to update or revise any forward - looking statement, whether as a result of new information, future events or otherwise. 2

Corporate Overview Generic Drugs ▪ 33 commercial products ▪ 100 pipeline products; 96 previously approved ▪ Total annual market size = $3.2B Branded Drugs ▪ 11 commercial products ▪ 3 pipeline products previously approved ▪ Total annual market size = $1.1B Contract Development & Manuf. ▪ 19 clients representing 31 products ▪ 177,000 ft 2 of U.S. based facilities ▪ 101,000 ft 2 Canadian facility ▪ Capabilities: Oral solids, liquids, topicals, extended release, high containment ▪ U.S. based specialty pharmaceutical company (NASDAQ: ANIP) with a commercial portfolio of 44 brand and generic Rx products ▪ Differentiated generic strategy including acquisition and re - commercialization of previously - approved products, as well as traditional development ▪ 311 employees; two manufacturing sites in Baudette, Minnesota and one in Oakville, Ontario Core Strategic Focus Create long term shareholder value by: ▪ Building a sustainable and growing portfolio of Brand and Generic Rx products via internal development and acquisition ▪ Advancing a transformational opportunity to re - commercialize Cortrophin ® Gel ▪ Expanding Contract Development and Manufacturing business 3

Senior Management Team 4 Name Role Industry Experience Joined ANI Previous Affiliation Arthur Przybyl President and CEO 25 + years 2009 Stephen Carey VP, Finance and CFO 20 2016 Robert Schrepfer SVP, BD and Specialty Sales 15 2013 James Marken SVP, Operations & Prod. Development 20 2007 David Sullivan, PhD VP, Quality Operations 20 2014 Ellen Camos VP, Regulatory Affairs 15 2012 Mark Ginski, PhD VP, Corticotropin Development 20 2016

First Quarter 2019 Financial Results As compared with prior year: Net revenues increased 14% Adjusted non - GAAP EBITDA increased 2% Adjusted non - GAAP diluted earnings per share decreased 1.5% (1) See Appendix A for US GAAP reconciliations 5 ($ in millions, except per share data) 2019 2018 Net revenues 52.9$ 46.5$ Net income 0.4$ 2.3$ GAAP earnings per diluted share 0.04$ 0.19$ Adjusted non-GAAP EBITDA (1) 22.3$ 21.8$ Adjusted non-GAAP diluted 1.30$ 1.32$ earnings per share (1) Three Months Ended March 31,

First Quarter 2019 Revenues Results include: Generic sales increase primarily due to the launch of Ezetimibe - Simvastatin, Candesartan, and other products launched in 2018, as well as increased unit sales of Vancomycin Brand sales increase primarily due to 2018 launches of Atacand ® , Atacand HCT ® , Casodex ® and Arimidex ® , tempered by lower unit sales of Inderal ® LA and InnoPran XL ® Contract manufacturing increase due to addition of ANI Pharmaceuticals Canada Inc. in Q3 2018 Royalty and other income decreased primarily due to the launches of Atacand ® , Atacand HCT ® , Casodex ® , and Arimidex ® in 2018, tempered by product development and lab services revenue from ANI Canada, a royalty true - up from our former partner for Vancocin AG, and royalties on sales of Yescarta ® 6 Note: Figures may not foot / cross - foot due to rounding. ($ in millions) 2019 2018 Generic pharmaceutical products 31.6$ 23.2$ Branded pharmaceutical products 17.5 16.6 Contract manufacturing 2.4 0.9 Royalty and other income 1.3 5.7 Total net revenues 52.9$ 46.5$ Three Months Ended March 31,

2019 Guidance Forecast results assumes: Full year revenues and expenses related to our August 6 th acquisition of WellSpring Pharma Services Inc. Continued investment in our Cortrophin ® Gel re - commercialization program. The above guidance range include approximately $14.5 million to $16.5 million of total ANI Research and Development expense as compared to $15.4 million incurred in 2018 Continued select investment in Selling, General, and Administrative expenses to support the continued growth of our business Combined Federal, State, and Foreign effective income tax rate of 24% Approximately 11.9 million shares outstanding (1) See Appendix A for note regarding US GAAP reconciliations 7 ($ in millions except EPS figures) Low High Low High Net Revenues 231.0$ 245.0$ 15% 22% Adjusted non-GAAP EBITDA (1) 95.0$ 105.0$ 13% 24% Adjusted non-GAAP diluted earnings per 5.57$ 6.21$ 10% 22% share (1) 2019 Guidance Range 2019 Guidance Growth

$56 $76 $129 $177 $202 $238 ** $27 $43 $61 $74 $84 $100 ** 10 16 25 31 42 44* 0 5 10 15 20 25 30 35 40 45 $0 $30 $60 $90 $120 $150 $180 $210 $240 $270 2014 2015 2016 2017 2018 2019 Guidance Net Revenues Adjusted EBITDA Commercial Products Revenue & Adjusted EBITDA Growth 8 ($’s in millions) * Products as of May 9, 2019 ** Midpoint of 2019 annual guidance, as presented in May 9, 2019 Earnings Release

Balance Sheet: Strong Capital Position 9 $38.2 million of cash as of March 31, 2019, down 11% from year end ▪ 1Q cash flow from operations of $14.3 million and free cash flow of $12.5 million ▪ $18.5 million utilized to acquire ANDA related intangible assets in Q1 2019 Net leverage of 1.5x as of March 31, 2019, based upon mid - point of 2019 guidance Recently completed 5 - year, $265 million senior secured credit facility includes: ▪ Undrawn $118 million delayed draw term loan to address December 2019 maturity of 3.00% convertible notes ▪ Undrawn $75 million revolver Improved ability to continue to invest in: ▪ value generating business development opportunities ▪ our North American based manufacturing and development capabilities ▪ research and development

Generic Rx - $31.6M Net Sales for 1Q 2019 Strong market share position – top 10 products average approximately 51% share as of March 29, 2019 Substantial Authorized Generic portfolio of 9 commercial products Contracts with all 3 major buying consortia – Red Oak, WBAD, and ClarusONE To date, ANI has re - launched 11 products from its pipeline of acquired ANDAs that require a tech transfer prior to re - commercialization 23 of the 33 commercial products are currently manufactured at ANI’s sites 10 33 Commercial products, 79 SKUs Two products added to commercial portfolio in 2019

11 Generic Rx – Pipeline ANDA Pipeline includes 100 products ▪ At least 52 can be re - commercialized via CBE - 30 or Prior Approval Supplement ▪ Leverage ANI’s three manufacturing sites to re - launch acquired ANDAs Key Pipeline Products Methylphenidate ER Tablets (36mg & 54mg) ▪ $563M market Aspirin/Dipyridamole ER Capsules ▪ $117M market Undisclosed product – via development partner ▪ $45M market (1) Based on Company estimates and IQVIA data Total annual market size: $3.2 billion (1)

Brand Rx - $17.5M Net Sales for 1Q 2019 12 Commercial Portfolio includes 11 Brand Products Inderal ® XL and InnoPran XL ® supported by active sampling, patient awareness campaigns and physician sales and marketing effort Launched Arimidex ® and Casodex ® in ANI label in July 2018 Launched Atacand ® and Atacand HCT ® in ANI label in October 2018

13 Brand Rx – Pipeline (1) Based on Company estimates and IQVIA data Total annual market size: $1.1 billion+ (1) Brand Pipeline includes three products ▪ Cortrophin ® Gel, Cortrophin - Zinc ® , and Vancocin ® Oral Solution ▪ All are FDA approved and can be re - commercialized via sNDA filing Pipeline Products Cortrophin ® Gel ▪ $1.11B market ▪ Target sNDA filing by 1Q 2020 Vancocin ® Oral Solution ▪ $450M addressable market ▪ Filed Prior Approval Supplement Sept. 2018

Cortrophin ® Gel Re - commercialization Milestones 14 Manufacture Commercial Scale API 5X scale up to commercial scale Finalize API manufacturing process and initiate process validation Method development for API characterization methods Method validation for API release / stability methods - Viral clearance validation Manufacture Commercial Scale Drug Product Finalize drug product manufacturing process - Initiate process validation - Method validation for API release / stability methods Manufacture Three Registration Batches - Manufacture API and drug product registration batches - Initiate registration stability studies and demonstrate six - months of accelerated and real - time stability prior to sNDA submission sNDA Submission • Target date: 1Q 2020 • Four - month PDUFA date ‘ ‘ Work complete / substantially complete ‘ – ‘ Work in process

Contract Manufacturing - $2.4M Net Sales for Q1 2019 15 Contract manufacturing – Baudette, Minnesota ▪ Four customers – Seven products and seventeen SKUs – Contract manufacturing and contract packaging Contract manufacturing – Oakville, Ontario ▪ Currently generating approximately $10M in annual revenues ▪ 17 customers – 12 commercial products – 12 products in development – Contract development, manufacturing, and packaging

Manufacturing Overview – Baudette, Minnesota

	Main Street Facility – 130K ft^2	IDC Road Facility – 47K ft^2
		
Overview	▪ 57,000 ft^2 of manufacturing, packaging, and warehouse ▪ Recently completed 5,500 ft^2 warehouse expansion includes additional schedule CII vault & CIII cage space ▪ 17,000 ft^2 of laboratory space for product development and analytical testing	▪ 32,000 ft^2 of manufacturing, packaging, and warehouse ▪ 100 nano-gram per eight-hour time weighted average maximum exposure limit to ensure employee safety ▪ Adding a low-humidity suite for processing and encapsulating moisture-sensitive compounds
Capabilities	▪ Rx solutions, suspensions, topicals, tablets, capsules, and powder for suspension ▪ DEA-licensed for Schedule II controlled substances	▪ Fully-contained high potency facility with capabilities to manufacture hormone, steroid, and oncolytic products ▪ DEA Schedule III capability
Capacity	▪ **Solid Dose** - ~1.2 billion doses/yr ▪ **Liquids** - ~53 million bottles/yr ▪ **Liquid Unit Dose** - ~23 million doses/yr ▪ **Powder** - ~12 million bottles/yr	▪ **Tablets** - ~2.5 billion doses/yr ▪ **Capsules** - ~150 million doses/yr

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Manufacturing Overview – Oakville, Ontario



ani

Canadian Facility – 101K ft^2

Overview

- 101,000 ft^2 of manufacturing, packaging, lab, warehouse, and administrative space
- US FDA and Health Canada inspected
- Controlled drugs and substance license
- Ability to expand footprint

Capabilities

- Rx solutions, suspensions, topicals, tablets, and capsules
- Serialization-ready

Capacity

- **Tablets** ~1 billion doses/yr
- **Capsules** ~340 million doses/yr
- **Liquids** ~3 million bottles/yr
- **Topicals** ~2 million tubes/yr

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ANI Royalty & Other Income - $1.3M Net Revenues for Q1 2019 18 Royalty income primarily reflects: ▪ $0.2 million for sales and milestones on Yescarta ® ▪ $0.5 million related to one - time royalty true - up Yescarta ® Royalty ▪ ANI recognized $0.2 million in royalties and milestones ▪ Originates from assets acquired in BioSante transaction ▪ Entitled to percentage of global Yescarta ® net sales and certain milestones ▪ In June 2018 European Medicines Agency’s Committee for Medicinal Products for Human Use (CHMP) issued a positive opinion on the Marketing Authorization Application (MAA) for Yescarta ®

Summary ANI is an integrated specialty generic pharmaceutical company with: ▪ Profitable base business generating organic growth ▪ Strong capital position ▪ Experienced management team ▪ North American based manufacturing assets and expertise ANI is focused on delivering value through: ▪ Partnerships, strategic alliances, and accretive acquisitions ▪ Internal product development and leveraging manufacturing capabilities ▪ Advancing the re - commercialization of Cortrophin ® Gel 19

20 Appendix A

U.S. GAAP Reconciliations 21 2019 2018 Net Income 449$ 2,250$ Add back Interest expense, net 3,354 3,634 Other expense, net 130 61 Provision for income taxes 469 592 Depreciation and amortization 16,103 8,195 Add back Stock-based compensation 1,710 1,377 Excess of fair value over cost of acquired inventory - 5,645 Transaction and integration expenses 84 - Adjusted non-GAAP EBITDA 22,299$ 21,754$ ANI Pharmaceuticals, Inc. and Subsidiaries Adjusted non-GAAP EBITDA Calculation and US GAAP to Non-GAAP Reconciliation (unaudited, in thousands) Three Months Ended March 31,

U.S. GAAP Reconciliations 22 2019 2018 Net Income 449$ 2,250$ Add back Non-cash interest expense 1,799 1,914 Depreciation and amortization expense 16,103 8,195 Stock-based compensation 1,710 1,377 Excess of fair value over cost of acquired inventory - 5,645 Transaction and integration expenses 84 - Less Tax impact of adjustments (4,727) (3,940) Adjusted non-GAAP Net Income 15,418$ 15,441$ Diluted Weighted-Average Shares Outstanding 11,823 11,706 Adjusted non-GAAP Diluted Earnings per Share 1.30$ 1.32$ Three Months Ended March 31, ANI Pharmaceuticals, Inc. and Subsidiaries Adjusted non-GAAP Net Income and Adjusted non-GAAP Diluted Earnings per Share Reconciliation (unaudited, in thousands, except per share amounts)

U.S. GAAP Reconciliations 23 Non - GAAP Financial Measures included in 2019 Guidance The Company's fiscal 2019 guidance for adjusted non - GAAP EBITDA and adjusted non - GAAP diluted earnings per share is not reconciled to the most comparable GAAP measure. This is due to the inherent difficulty of forecasting the timing or amount of items that would be included in a reconciliation to the most directly comparable forward - looking GAAP financial measures. Because a reconciliation is not available without unreasonable effort, it is not included in this presentation.